Business Combinations	12 Months Ended
Dec. 31, 2023
Business Combinations 1 [Abstract]
Business Combinations	Business Combinations
Acquisition of InstaDeep Ltd.
In July 2023, we acquired InstaDeep Ltd., London, United Kingdom (InstaDeep), a leading global technology company in the field of artificial intelligence (AI) and machine learning, by purchasing 100% of the remaining shares in InstaDeep not already owned by us. The acquisition is intended to create a fully integrated, enterprise-wide capability that leverages AI and machine learning technologies across our therapeutic platforms and operations. InstaDeep also continues to provide its services to clients around the world in diverse industries, including in the technology, transport and logistics, and industrial and financial services sectors.
The completion of the acquisition took place in July 2023. We performed an allocation of the total consideration and the underlying assets acquired (including certain identified intangible assets such as InstaDeep’s DeepChain technology and customer relationships) and liabilities assumed based on their fair values using the information available as of the acquisition date. The total consideration and the fair values in accordance with IFRS 3 of the identified net assets acquired of InstaDeep as of July 31, 2023, are as follows:

Fair value recognized on acquisition
(in millions €)	InstaDeep Ltd.
Assets
Intangible assets	187.6
Property, plant and equipment	2.1
Right-of-use assets	0.7
Trade receivables	2.4
Financial assets - current	52.5
Cash and cash equivalents	21.2
Other assets non-current and current	8.7
Total assets	275.0

Liabilities
Deferred tax liabilities	45.8
Other liabilities long-term and short-term	18.2
Total liabilities	64.0

Total identifiable net assets at fair value	211.0

Goodwill from the acquisition	306.5
Total consideration	517.5

Consideration
Cash paid	358.1
Cash to be paid in 2024	4.0
Designated FX hedge	(8.1)
Shares transferred (approx. 1.1 million shares)	103.7
Contingent consideration	31.8
Previously held non-listed equity investment (stake of 5.3%)	27.9
Total consideration	517.5
The intangible assets acquired comprise DeepChain technology and customer relationships. Their fair values were determined based on the multi-period excess earnings method (MEEM) and amount to €176.0 million and €7.8 million respectively.
The fair value of the shares transferred is determined based on the number of shares transferred and the closing price of the ADSs as of July 31, 2023.
The acquisition of InstaDeep is a step acquisition in accordance with IFRS 3.41-3.42A since we already held a 5.3% interest prior to the acquisition. In prior reporting periods, we recognized changes in the value of this equity interest in other comprehensive income. The amount of the remeasurement to fair value that was recognized in other comprehensive income is recognized on the same basis as would be required if we disposed directly of the previously held equity interest. Based on the total consideration for the acquired shares (94.7%), the value of the already held shares is €27.9 million, which results in a loss of €2.2 million shown in other comprehensive income in the year ended December 31, 2023.
At the acquisition date, the contingent consideration was recognized at its fair value of €31.8 million based on cash flow projections in connection with performance-based future milestone cash payments to eligible shareholders after a three-year earn-out period. The lower end of the bandwidth of possible outcomes of the contingent consideration is zero; the upper limit is €124.6 million. In addition, €12.5 million of potential earn-out payments are considered remuneration and will be recognized as personnel expense over a three-year period in which services are to be provided.
Transaction costs of €6.0 million were expensed and are included in general and administrative expenses.
The goodwill mainly comprises the value of expected synergies from including AI and machine learning technologies across our therapeutic platforms and operations and intangible assets that are not recognized separately, such as the acquired skilled workforce and its know-how. Therefore, the goodwill is allocated almost in full to the CGU immunotherapies and to a minor extent to a CGU comprising the external InstaDeep business. The goodwill is not tax deductible.
Deferred tax liabilities relating to temporary differences of the assets acquired in the business combination were recognized in an amount of €45.8 million. In line with the deferred tax liabilities assumed, deferred tax assets relating to temporary differences and tax loss carry forwards which existed as of the acquisition date were recognized. The deferred tax assets and liabilities were offset to the extent that the conditions for offsetting were fulfilled.
Since the acquisition, InstaDeep’s impact on our revenue and profit for the period has been immaterial. Accordingly, hypothetical amounts for our revenue and profit for the financial year, which were calculated on the assumption that the acquisition had taken place at the beginning of the year, would not materially differ from the actual figures reported.